BlackRock Balanced Capital Fund, Inc.

Supplement to the Prospectus dated August 6, 2010

The following changes are made to the Prospectus of BlackRock Balanced Capital Fund, Inc. (the “Fund”).

The second paragraph in the section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” is amended as follows:

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra and Eric Pellicciaro. The team works collectively with each member primarily responsible for his area of expertise.

Name	Portfolio Manager of the Fund Since	Title

Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios BlackRock, Inc.

Matthew Marra	2006	Managing Director of BlackRock, Inc.

Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details About the Fund — How The Fund Invests — About the Portfolio Management of the Fund” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Bob Doll, CFA, CPA, and Daniel Hanson, CFA, are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Mr. Doll is the Core Portfolio’s senior portfolio manager and Mr. Hanson is the Core Portfolio’s associate portfolio manager. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder, Matthew Marra and Eric Pellicciaro. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” is amended as follows:

The information in the second paragraph in the section about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Total Return Portfolio in which the Fund invests the fixed-income portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra and Eric Pellicciaro. The team works collectively with each member primarily responsible for his area of expertise.

BlackRock Advisors Core Bond Team	Primary Role	Since	Title and Recent Biography
Rick Rieder	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios, and head of Corporate Credit and Multi-Sector and Mortgage Groups; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Lehman Brothers from 1987 to 2008, most recently as head of Global Principal Strategies team and Credit Businesses.
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

BlackRock Advisors Core Bond Team	Primary Role	Since	Title and Recent Biography
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Managing Director of BlackRock, Inc. since 2005; Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group.

Shareholders should retain this Supplement for future reference.

Code# ALLPR-BC-0810SUP